SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 11, 2006
PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Unaudited Pro Forma Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On August 11, 2006, Piper Jaffray Companies (the “Company”) completed the sale of its Private Client Services branch network to UBS Financial Services Inc., a subsidiary of UBS AG. The branch network consists of financial advisors and branch support personnel in approximately 90 retail offices in 17 Midwest, Mountain and Western states. We received consideration of approximately $500 million in cash for the branch network at closing, and we will receive approximately $250 million for the net assets of the branch network during the period following closing. In addition, the agreement provides for additional cash consideration of up to $75 million depending on performance of the transferred business; at present, however, we anticipate realizing only a minor portion, if any, of such additional cash consideration.
     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement filed as Exhibit 2.1 hereto, and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On August 14, 2006, the Company issued a press release announcing the completion of the sale of its Private Client Services branch network. This press release is furnished as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
     The unaudited pro forma consolidated statement of financial condition of the Company as of June 30, 2006 and the statements of operations for the six months ended June 30, 2006 and the year ended December 31, 2005, are incorporated herein by reference to Exhibit 99.2.
(d) Exhibits
2.1	Asset Purchase Agreement dated April 10, 2006 among Piper Jaffray Companies, Piper Jaffray & Co. and UBS Financial Services Inc. (excluding schedules and exhibits, which the Company agrees to furnish to the Securities and Exchange Commission upon request) (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on April 11, 2006)

99.1	Press Release dated August 14, 2006

99.2	Unaudited Pro Forma Financial Information

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: August 14, 2006	By /s/ James L. Chosy
James L. Chosy
General Counsel and Secretary

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EXHIBIT INDEX

No.	Description	Manner of Filing

99.1	Press Release dated August 14, 2006	Filed Electronically

99.2	Unaudited Pro Forma Financial Data	Filed Electronically